                                                                    Exhibit 10.1

                CONSENT AND AMENDMENT NO. 4 TO CREDIT AGREEMENT

     This CONSENT AND AMENDMENT NO. 4 TO CREDIT AGREEMENT is entered into as of this 31st day of July, 1997 (this "Amendment") by and between WILSONS LEATHER HOLDINGS INC., a Minnesota corporation ("Borrower"), the other Loan Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, as Swing Line Lender and as Agent for Lenders, and the other Lenders signatory hereto. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meaning ascribed to them in the Credit Agreement (as hereinafter defined).

                                     RECITALS

     WHEREAS, Borrower, GE Capital, certain Loan Parties and Lenders are parties to a Credit Agreement dated as of May 25, 1996, as amended by that certain Amendment No. 1 to Credit Agreement dated as of July 11, 1996, that certain Amendment No. 2 to Credit Agreement dated as of October 22, 1996 and that certain Amendment No. 3 to Credit Agreement dated as of May 23, 1997 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, Borrower, desires to further amended the Credit Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein, and for good and valuable consideration, the parties hereto agree as follows:

     Section 1.     Consent.  Agent and lenders consent to the issuance by Newco
                    -------
of the Senior Notes and the guarantee of payment thereof by Borrower, and all of the Guarantors (other than Newco); subject to the conditions herein set forth and provided that (i) a portion of the proceeds of the issuance thereof are used to prepay in full the Subordinated Note and all interest accrued with respect thereto and (ii) all other proceeds of the Senior Notes (net of costs and expenses of issuance) are loaned to, or contributed to the capital of, Second Intermediate Parent and invested subject to a Control Letter in favor of Agent for the benefit of Lenders.

     Section 2.     Amendments to Schedule A to Credit Agreement.  Schedule A to
                    --------------------------------------------
the Credit Agreement is amended as follows:

            (a) The defined term "Subordinated Note" and the related definition are deleted.

            (b)     The following defined terms are added in alphabetical order:

               (i) "Senior Notes" shall mean senior unsecured notes issued by Newco and guaranteed by Borrower, and all of the Guarantors (other than Newco), in the initial principal amount of $75,000,000, bearing interest at the rate of 11-1/4% per annum and maturing on August 15, 2004.

               (ii)   "Senior Notes Documents" shall mean the Senior Notes, the
                       ----------------------
          Indenture dated as August 18, 1997 between Newco and Norwest Bank, Minnesota, N.A., as trustee, governing the terms and issuance of the Senior Notes, and all guaranties executed and delivered by Subsidiaries of Newco with respect to the Senior Notes as the same may be amended, supplemented, restated or otherwise modified from time to time.

          (c) The following definitions is amended to read in its entirety as follows:

                "Borrowing Base" shall mean, as of any date of determination,
                 --------------
                the sum of (i) sixty-five percent (65%) of the book value of Eligible Inventory (other than Lay Away Inventory) valued on a first-in, first-out basis (at the lower of cost or market) plus
                                                                           ----
                (ii) sixty-five percent (65%) of Lay Away Inventory valued as follows: (unpaid purchase price / .625) x .50, minus (iii)
                Reserves.                                      -----

          (d) The following clause (d) is added to the definition of "Change of Control"):

                or (d) a "Change of Control" (as such term is defined in the Senior Notes Documents) shall occur.

     Section 3. Amendments to Credit Agreement.
                ------------------------------

          (a) For purposes of Section 1.6 of the Credit Agreement, with respect to adjustments in the Applicable Index Margin, Applicable LIBOR Margin, Applicable L/C Margin and Applicable Swing Line Margin for the Fiscal Quarters ending on the Saturday closest to the last day of October 1997, January 1998, April 1998, and July 1998, EBIT/Cash Interest Coverage shall be determined as if the Senior Notes had been outstanding during the entire four Fiscal Quarters ending on the last day of each of the four Fiscal Quarter referenced above.

          (b)   Section 3.25 of the Credit Agreement is deleted.

          (c) Clause (d) of Section 6.3 is amended to delete the reference to (the Subordinated Note" and to insert in place thereof the Senior Notes."

          (d) Section 6.6 is amended to add the following clause (d) at the end of that Section:

          "and (d) guaranties of the Senior Notes; provided that if any Person shall guarantee payment of the Senior Notes that is not a guarantor or direct obligor with respect to the Obligations, the Credit Parties shall cause such Person to guarantee payment of the Obligations and grant to Agent a security interest in such Person's assets in a manner consistent with the terms of the Loan Documents delivered on the Closing Date."

     (e)  Section 6.14 is amended and restated to read in its entity as follows:

          Restricted Payments.  No Credit Party shall make any Restricted
          -------------------
          Payment, except (a) asset or Stock transfers permitted under Section
                                                                       -------
          6.1; (b) intercompany loans permitted under Section 6.3; (c)
          ---                                         -----------
          restricted payments consisting of cash dividends paid to Parent, First Intermediate Parent and Second Intermediate Parent at such times and in such amounts as are sufficient to enable Newco to pay interest on the Senior Notes when due and so long as no Event of Default under
          Section 8.1(a) shall have occurred and be continuing, concurrently with the payment of each such dividends to Parent, First Intermediate Parent and Second Intermediate Parent (as applicable), such Loan parties shall pay dividends to Newco for the purpose set forth above;
          (d) restricted payments consisting of cash dividends paid to Parent, First Intermediate Parent and Second Intermediate Parent so long as no Event of Default shall have occurred and be continuing and concurrently with the payment of each such dividend to Parent, First Intermediate Parent and Second Intermediate Parent (as applicable), such Loan Parties shall pay a dividend to Newco for the purposes set forth in clause (h) below; (e) restricted payments consisting of cash dividends paid to First Intermediate Parent and Second Intermediate Parent, the proceeds of which are invested in investments permitted under clause (a) of Section 6.2, subject to a Control Letter on terms satisfactory to Agent; (f) cash dividends payable to Newco in such amounts and at such times as are sufficient to permit Newco to pay state and federal income taxes owed by it, audit expenses, costs necessary to maintain its corporate existence in good standing and maintain its status as a public reporting company under the Securities and Exchange Act of 1934, as amended, and costs incurred in connection with the issuance and registration of the Senior Notes; (g) a payment consisting of payment in full of all principal and interest with respect to the Subordinated Note with proceeds of the Senior Notes; and (h) so long as no Event of Default shall have occurred and be continuing, Newco may redeem Stock of former employees of any of the Loan Parties in accordance with Sections 3 and 4 of the Shareholder Agreement in an amount not to exceed $250,000 in any period of 12 months.

     (f) Section 6.18 is amended and restated to read in its entirety as follows:

          Changes Relating to Senior Notes.  No Credit Party shall (a) change or
          --------------------------------
          amend the terms of the Senior Notes Documents if the effect of such amendment is to: (i) increase the interest rate on such Senior Notes;
          (ii) change the dates upon which payments of principal or interest are due on the Senior Notes other than to extend such dates; (iii) change any default or event of default other than to delete or make less restrictive any default provision therein, or add any covenant with respect to the Senior Notes; (iv) change the redemption or prepayment provisions applicable to the Senior Notes other than to extend the dates therefor or to reduce the premiums payable in connection therewith; (v) grant any security or collateral to secure payment of the Senior Notes; or (vi) change or amend any other term of the Senior Notes Documents if such change or amendment would materially increase the obligations of any obligor or confer additional material rights to any holder of a Senior Note in a manner adverse to any Credit Party, Agent or any Lender, or (b) prepay, defease or purchase any Senior Note.

     Section 4.   Representations and Warranties of Loan Parties.  The Loan
                  ----------------------------------------------
Parties represent and warrant that:

          (a) the execution, delivery and performance by the Loan Parties of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

          (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

          (c) neither the execution, deliver and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of , violate (i) any provision of any Loan Party's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or governmental instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is party or by which any Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or beach has been waived by a written waiver document; a copy of which has been delivered to Agent on or before the date hereof.

     Section 5.   Condition to Effectiveness.  This Amendment shall be
                  --------------------------
effective upon satisfaction of the following conditions precedent:

          (a) Execution and delivery of this Amendment by all parties hereto.

          (b) The representations and warranties contained herein shall be true and correct in all respects.

          (c) Agent shall have received an opinion of counsel of the Credit Parties in form and substance satisfactory to Agent and its counsel covering, without limitation, each Credit Party's due incorporation, valid existence and good standing, corporate power and authority to conduct business, due authorization, execution and delivery of this Amendment and for the reaffirmation of guaranty described below (as applicable) and each of the other documents executed pursuant hereto, enforceability of this Amendment, the reaffirmation of guaranty and each of the documents executed pursuant hereto, and no conflicts with each Credit Party's certificate or articles of incorporation, bylaws, laws generally and material contracts.

          (d) Agent shall have received a fully executed reaffirmation of guaranty from the Credit Parties (other than the Borrower and the Foreign Subsidiaries) substantially in the form of Exhibit A hereto.
                                                ---------

          (e) A certified copy of the Senior Notes Documents satisfactory in form and substance to Agent and Requisite Lenders.

          (f) Payment of an Amendment Fee to each Lender consenting hereto on or prior to July 31, 1997, in an amount equal to .25% of such Lenders' Commitment.

          (g) Agent shall have received a Joinder Agreement with respect to Wilsons International Inc. in form and substance reasonably satisfactory to Agent.

          (h) Agent shall have received an Amendment to Pledge Agreement of Second Intermediate Parent listing the shares of Stock of each Store Guarantor owned by it, along with share certificates evidencing such Stock and stock powers endorsed in blank.

     Section 6.   Reference to and Effect Upon the Credit Agreement.
                  -------------------------------------------------

          (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Amendment", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

     Section 7.   Costs and Expenses.  As provided in Section 11.3 of the
                  ------------------                  ------------
Credit Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.

     Section 8.   Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                  -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     Section 9.   Headings.  Section headings in this amendment are included
                  --------
herein for convenience of reference only and shall not constitute a part of this amendment for any other purposes.

     Section 10.  Counterparts.  This amendment may be executed in any number
                  ------------
of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                             (signature page follows)

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                   WILSONS LEATHER HOLDINGS INC.

                                    By: /s/  David L. Rogers
                                        ----------------------------------

                                    Title: President
                                           -------------------------------


                                    GENERAL ELECTRIC CAPITAL CORPORATION
                                    as Agent, Lender and Swing Line Lender

                                    By: /s/  Trevor Clark
                                        ----------------------------------

                                    Title: Duly Authorized Signatory
                                           -------------------------------


                                    BANKBOSTON, NA. (formerly THE FIRST
                                    NATIONAL BANK OF BOSTON)

                                    By: /s/  Mark J. Lat
                                        ----------------------------------

                                    Title: Vice President
                                           -------------------------------


                                    SANWA BUSINESS CREDIT CORPORATION,
                                    as Lender

                                    By: /s/  H.K.
                                        ----------------------------------

                                    Title: Vice President
                                           -------------------------------

                                    SIGNET BANK, as Lender

                                    By: Mara L. Surocinski
                                        ----------------------------------

                                    Title: Assistant Vice President
                                           -------------------------------

                                    THE CIT GROUP/BUSINESS CREDIT, INC.,
                                    as Lender

                                    By:    Allison Friedman
                                         -------------------------------------

                                    Title:    Assistant Secretary
                                            ----------------------------------


                                    TRANSAMERICA BUSINESS CREDIT
                                    CORPORATION, as Lender

                                    By:    M.N.M.
                                         -------------------------------------

                                    Title:    Vice President
                                            ----------------------------------


                                    CORESTATES BANK N.A., as Lender

                                    By:    Myron Landau
                                         -------------------------------------

                                    Title:    VP
                                            ----------------------------------


                                    BANKAMERICA BUSINESS CREDIT, INC.

                                    By:    Thomas G. Sullivan
                                         -------------------------------------

                                    Title:  __________________________________


                                    FIRST BANK NATIONAL ASSOCIATION,
                                    as Lender

                                    By:    Robert E. Lercli, Jr.
                                         -------------------------------------

                                    Title:    S.V.P.
                                            ----------------------------------

                                    Bermans The Leather Experts Inc.
                                    River Hills Wilsons, Inc.
                                    Wilsons The Leather Experts Inc.
                                    Rosedale Wilsons, Inc.
                                    Wilsons House of Suede, Inc.
                                    Wilsons Center, Inc.


                                    By:    /s/  David L. Rogers
                                         -------------------------------------

                                    Title:    President
                                             ---------------------------------

                                                                    Exhibit 10.1


                                  STORE GUARANTORS:

                                    Bermans The Leather Experts Inc.
                                    Wilsons House of Suede, Inc.
                                    Wilsons Tannery West, Inc.
                                    Wilsons Leather of Alabama Inc.
                                    Wilsons Leather of Connecticut Inc.
                                    Wilsons Leather of Florida Inc.
                                    Wilsons Leather of Georgia Inc.
                                    Wilsons Leather of Indiana Inc.
                                    Wilsons Leather of Iowa Inc.
                                    Wilsons Leather of Louisiana Inc.
                                    Wilsons Leather of Maryland Inc.
                                    Wilsons Leather of Massachussets Inc.
                                    Wilsons Leather of Michigan Inc.
                                    Wilsons Leather of New Jersey Inc.
                                    Wilsons Leather of New York Inc.
                                    Wilsons Leather of North Carolina Inc.
                                    Wilsons Leather of Ohio Inc.
                                    Wilsons Leather of Pennsylvania Inc.
                                    Wilsons Leather of Rhode Island Inc.
                                    Wilsons Leather of Tennessee Inc.
                                    Wilsons Leather of Texas Inc.
                                    Wilsons Leather of Virginia Inc.
                                    Wilsons Leather of West Virginia Inc.
                                    Wilsons Leather of Wisconsin Inc.
                                    Wilsons Leather of Arkansas Inc.
                                    Wilsons Leather of Delaware Inc.
                                    Wilsons Leather of Mississippi Inc.
                                    Wilsons Leather of Missouri Inc.
                                    Wilsons Leather of South Carolina Inc.
                                    Wilsons Leather of Vermont Inc.


                                    By:    /s/  David L. Rogers
                                         -------------------------------------

                                    Title:    President
                                          ------------------------------------

                                   EXHIBIT A

                       FORM OF REAFFIRMATION OF GUARANTY
                       ---------------------------------

                                 July 31, 1997

General Electric Capital Corporation, as Agent
105 West Madison Street
Suite 1600
Chicago, Illinois 60602

Attn:  Wilsons Leather Account Manager

       Please refer to (1) the Credit Agreement dated as of May 25, 1996 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") among Wilsons Leather Holdings Inc. ("Borrower"), and the Loan Parties, General Electric Capital Corporation, individually and as agent ("Agent") and the other lenders signatory thereto; (2) the Parent Guaranty dated as of May 25, 1996 (as amended, the "Parent Guaranty"), by certain of the undersigned in favor of Agent on behalf of the Lenders under the Credit Agreement and (3) the Store Guarantors' Guaranty (as amended, the "Store Guarantors' Guaranty") dated as of May 25, 1996 by certain of the undersigned in favor of Agent on behalf of the Lenders under the Credit Agreement. Pursuant to Amendment No. 4 to Credit Agreement (the "Amendment") of even date herewith, among Agent, the Lenders signatory thereto, Borrower and the Loan Parties signatory thereto, certain provisions in the Credit Agreement were amended or waived.

       We hereby (i) acknowledge and reaffirm all of our obligations and undertakings under the Parent Guaranty and the Store Guarantors' Guaranty and the Store Guarantors' Guaranty (as applicable) (collective, the "Guaranties"), and (ii) acknowledge and agree that subsequent to, and taking into account such Amendment, the Guaranties are and shall remain in full force and effect in accordance with the terms thereof.

                              PARENTS:

                              Wilsons The Leather Experts Inc.
                              Wilsons Center, Inc.
                              Rosedale Wilsons, Inc.
                              River Hills Wilsons, Inc.

                              By:____________________________________
                              Title:_________________________________